UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 22, 2006

Date of Report (date of earliest event reported)

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-306567	87-0638510
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

(Address of principal executive offices)

(801) 765-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2006, Raser Technologies, Inc., a Utah corporation (the “Registrant”), Amp Resources, LLC (“Amp”), Power Acquisition Corp. (“Merger Sub”) and John H. Stevens, as equityholder representative (“Equityholder Representative,” and together with the Registrant, Amp and Merger Sub, the “Parties”) entered into a Letter Agreement (the “Letter Agreement”) that, among other things, amends that certain Agreement and Plan of Acquisition made and entered into as of January 19, 2006, by and among the Parties (the “Merger Agreement”). Pursuant to the Letter Agreement, Section 8.1(b) of the Merger Agreement is amended such that the dates “April 23, 2006” and “May 31, 2006” referred to therein are replaced with “June 15, 2006.” Also pursuant to the Letter Agreement, the Registrant agrees to provide Amp with up to $6 million in financing to fund the working capital needs of Amp through June 15, 2006 on the terms and conditions set forth in the Letter Agreement.

The foregoing description of the Merger Agreement and the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Letter Agreement, copies of which are filed herewith as Exhibit 2.2 and Exhibit 2.3, respectively, and are incorporated herein by reference.

Brent M. Cook, the Chief Executive Officer of the Registrant, holds 40,016 Series A Preferred membership interests of Amp and 40,016 common membership interests in Amp, which collectively represent less than one percent of the outstanding equity interests of Amp.

In connection with the Letter Agreement, the Parties, Amp Capital Partners, LLC, Highland Capital Partners VI Limited Partnership, Highland Capital Partners VI-B Limited Partnership, Highland Entrepreneurs’ Fund VI Limited Partnership and SCP/AR, LLC entered into a mutual general release of potential claims such parties may have had arising prior to May 1, 2006.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title
2.2A	Agreement and Plan of Acquisition, dated January 19, 2006, by and among Raser Technologies, Inc., Amp Resources, LLC, Power Acquisition Corp. and John H. Stevens, as Equityholder Representative.

2.3	Letter Agreement, dated May 1, 2006, by and among Raser Technologies, Inc., Amp Resources, LLC, Power Acquisition Corp. and John H. Stevens, as Equityholder Representative

A	Incorporated by reference to Exhibit 2.2 filed with the registrant’s Current Report on Form 8-K (File No. 000-30657) on January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

/s/ William Dwyer
William Dwyer
Chief Financial Officer

Dated: May 23, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
2.2A	Agreement and Plan of Acquisition, dated January 19, 2006, by and among Raser Technologies, Inc., Amp Resources, LLC, Power Acquisition Corp. and John H. Stevens, as Equityholder Representative.

2.3	Letter Agreement, dated May 1, 2006, by and among Raser Technologies, Inc., Amp Resources, LLC, Power Acquisition Corp. and John H. Stevens, as Equityholder Representative

A	Incorporated by reference to Exhibit 2.2 filed with the registrant’s Current Report on Form 8-K (File No. 000-30657) on January 25, 2006.